UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

DOLLAR GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 MISSION RIDGE GOODLETTSVILLE, TN	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.875 per share	DG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of Shareholders of Dollar General Corporation (the “Company”) was held on May 25, 2022. The following are the final voting results on proposals considered and voted upon by the Company’s shareholders, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2022 (the “Proxy Statement”).

The following individuals were elected to serve as directors of the Company, each of whom will hold office until the Annual Meeting of the Company’s Shareholders to be held in 2023 and until his or her successor is duly elected and qualified. The tabulation of votes on this matter was as follows:

Name	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Warren F. Bryant	184,303,295	11,432,731	306,050	10,283,363
Michael M. Calbert	163,901,240	29,447,530	2,693,306	10,283,363
Patricia D. Fili-Krushel	179,421,345	16,317,224	303,507	10,283,363
Timothy I. McGuire	193,055,803	2,675,435	310,838	10,283,363
William C. Rhodes, III	184,886,536	10,859,126	296,414	10,283,363
Debra A. Sandler	186,895,650	8,846,762	299,664	10,283,363
Ralph E. Santana	188,087,127	7,643,907	311,042	10,283,363
Todd J. Vasos	192,973,599	2,782,268	286,209	10,283,363

The resolution regarding the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved on an advisory (non-binding) basis. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
170,539,776	22,361,495	3,140,805	10,283,363

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022 was ratified. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
196,590,454	9,431,394	303,591	0

A shareholder proposal requesting political spending disclosure was approved. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
111,278,949	83,994,794	768,333	10,283,363

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)          Financial statements of businesses acquired.  N/A

(b)          Pro forma financial information.  N/A

(c)          Shell company transactions. N/A

(d)          Exhibits.  See Exhibit Index to this report.

EXHIBIT INDEX

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2022	DOLLAR GENERAL CORPORATION

	By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

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